WesMark Funds

February 25, 2010 Prospectus

WesMark Small Company Growth Fund (WMKSX)
WesMark Growth Fund (WMKGX)
WesMark Balanced Fund (WMKBLX)
WesMark Government Bond Fund (WMKBDX)
WesMark West Virginia Municipal Bond Fund (WMKMX)

WesMark Funds (the “Trust”) is an open-end, management investment company. The Trust has five separate investment portfolios (“Fund” or “Funds”). Each Fund offers its own shares and has a distinct investment goal to meet specific investor needs.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Sections

WesMark Small Company Growth Fund

Investment Objective

The WesMark Small Company Growth Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.73%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,788

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in common stocks of small capitalization companies. In creating a diversified portfolio of common stocks of small-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”), defines small companies as companies that do not exceed the market capitalizations in the Russell 2000 Index (“Russell 2000”), or the Standard & Poor’s Small Cap 600 Index (“S&P 600”) at the time of purchasing a security.  As of January 31, 2010, the market capitalization range of (i) the Russell 2000 was approximately $22.4 million to $5.6 billion; and (ii) of the S&P 600 was approximately $40 million to $2.8 billion.

The Adviser seeks to select common stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distributions, or overall business restructuring. The Fund may purchase exchange traded funds (“ETFs”) or other investment companies, in order to achieve exposure to a specific market sector or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices.  The Fund may also purchase other domestically traded securities of foreign companies.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” on page 22 of this prospectus.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are below.

Stock Market Risks:	The value of equity securities rise and fall.

Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.

Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.

Liquidity Risks:	The possibility that a Fund may not be able to sell a security when it wants.

Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.

Exchange-Traded Funds Risks:

ETFs may be subject to the following risks that do not apply to conventional mutual funds:

•      the market price of an ETF’s shares may trade above or below their net asset value;

•      an active trading market for an ETF’s shares may not develop or be maintained; or

•      trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Risks of Investing in Domestically Traded Securities of Foreign Issuers:

Because the Fund may invest in domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” on page 22 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information for the Fund is available at www.wesmarkfunds.com or by calling 1-800-861-1013.

Risk/Return Bar Chart

The Fund is the successor to the portfolio of a common trust fund (CTF) (the “Predecessor Fund”). The Predecessor Fund was managed by the Adviser. Prior to the Fund’s commencement of operations date on August 8, 2000, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to that date are historical information of the Predecessor Fund adjusted to reflect the Fund’s expenses. The CTF was not registered under the Investment Company Act, as amended of 1940 (“1940 Act”), and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the CTF had been registered under the 1940 Act, the performance may have been adversely affected.

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 27.29% (quarter ended December 31, 2001). Its lowest quarterly return was (29.97)% (quarter ended September 30, 2001).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown.  After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investors tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs such as IRA or 401(k) plans.

(For the periods ended December 31, 2009)

	1 Year	5 Years	Start of Performance (08/08/2000)
WesMark Small Company Growth Fund
Return Before Taxes	34.56%	4.05%	(0.37)%
Return After Taxes on Distributions	34.42%	3.88%	(0.59)%
Return After Taxes on Distributions and Sale of Fund Shares	22.43%	3.42%	(0.40)%
Russell 2000 Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	27.17%	0.51%	3.45%
Lipper Small Cap Growth Funds Average (LSCGFA)	38.03%	0.25%	(1.62)%
Lipper Small Cap Core Funds Average (LSCCFA)	31.90%	0.65%	4.53%

The information provided for LSCGFA and LSCCFA shows how the Fund’s performance compares with the returns of two indices of funds with similar investment objectives.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

Jerome B. Schmitt, Executive Vice President of the Adviser, and David B. Ellwood, Senior Vice President of the Adviser, have been co-portfolio managers of the Fund since its inception in 2000.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, c/o WesBanco Bank, Inc., One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com.  If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly.  The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500.

Tax Information

Dividends of the Fund, if any, are declared and paid quarterly.  The Fund pays any capital gains at least annually.  The Fund’s distributions are expected to be taxed as ordinary income and capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

WESMARK GROWTH FUND

Investment Objective

The WesMark Growth Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.49%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	1.29%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$707	$1,555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective primarily by selecting stocks of growth oriented companies that WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”), believes are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks and ETFs, and other investment companies.  The Fund may purchase ETFs in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy.  The shares of ETFs are listed and traded on stock exchanges at market prices.  The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies.  For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” on page 22 of this prospectus.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are below.

Stock Market Risks:	The value of equity securities rise and fall.

Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks

Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price

Liquidity Risks:	The possibility that a Fund may not be able to sell a security when it wants.

Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.

Risks of Foreign Investing:

Political, social, currency-rate fluctuations and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries.

Exchange-Traded Funds Risks:

ETFs may be subject to the following risks that do not apply to conventional mutual funds:

•      the market price of an ETF’s shares may trade above or below their net asset value;

•      an active trading market for an ETF’s shares may not develop or be maintained; or

•      trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Risks of Investing in ADRs and Domestically Traded Securities of	Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price

Foreign Issuers:	may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” on page 22 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 16.72% (quarter ended June 30, 2003). Its lowest quarterly return was (20.98)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown.  After-tax returns are calculated using   the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes.  After-tax returns shown are not relevant to investors holding shares through tax-deferred programs such as IRA or 401(k) plans.

For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
WesMark Growth Fund
Return Before Taxes	27.05%	0.85%	1.41%
Return After Taxes on Distributions	26.90%	0.30%	0.51%
Return After Taxes on Distributions and Sale of Fund Shares	17.75%	0.71%	0.98%
S&P 500 Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	26.47%	0.42%	(0.95)%
Lipper Large Cap Core Index (LLCC)	27.14%	0.47%	(0.47)%

The information provided for LLCC shows how the Fund’s performance compares with the returns of an index with similar investment objectives.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

Jerome B. Schmitt, Executive Vice President of the Adviser, and David B. Ellwood, Senior Vice President of the Adviser, have been co-portfolio managers of the Fund since its inception in 1997.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, c/o WesBanco Bank, Inc., One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com.  If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly.  The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500.

Tax Information

Dividends of the Fund, if any, are declared and paid quarterly.  The Fund distributions are expected to be taxed as ordinary income and capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

WESMARK BALANCED FUND

Investment Objective

The WesMark Balanced Fund (the “Fund”) seeks to achieve capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.69%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.47%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$150	$465	$802	$1,755

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing in a mix of equity, fixed-income and money market investments. The Fund’s portfolio is constructed by WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”), using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities and the percentage to invest in money market investments. The percentage ranges of securities in each asset class are: equity securities 30-70%; fixed-income securities 30-70%; and money market investments 0-40%. The Adviser will then select securities for each asset class. Within the equity allocation, the Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for either their growth characteristics or value characteristics or both.

The Adviser anticipates investing the equity allocation primarily in the common stock of domestic companies with large and medium market capitalizations. However, the Adviser may also invest a portion of the equity allocation in American Depository Receipts (ADRs) and other domestically traded securities of foreign companies, ETF’s or other investment companies that invest in foreign securities and common stocks of companies with small market capitalizations.

Within the fixed-income allocation the Adviser selects primarily U.S. dollar denominated investment-grade fixed-income securities rated in one of the top four ratings categories by a nationally recognized statistical ratings organization (“NRSRO”) or securities that are unrated but are determined by the Adviser to be of comparable quality.  Such investment-grade securities may include U.S. government agency and treasury securities, investment-grade corporate debt securities, mortgage-backed securities (including CMOs) and asset-backed securities.  The Adviser allocates relatively more assets to the fixed-income security type that the Adviser expects to offer the best balance between capital appreciation and income and risk. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity.

Within the money market allocation the Adviser invests in money market funds, repurchase agreements or other short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

The Fund may purchase ETFs, or other investment companies, in order to achieve exposure to a specific market sector to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices.

For additional information on the Funds’ investment strategies, please see the section “More about the Funds’ Investment Strategies and Risks” on page 23 of this prospectus.

Principal Risks of the Fund

The principal risks of investing in the Fund are below.

Stock Market Risks:	The value of equity securities rise and fall.

Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.

Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.

Risks Related to Investing For Value:	Value stocks depend less on price changes for returns and may lag behind growth stocks in an up market.

Credit Risks:	The possibility than an issuer will default on a security by failing to pay interest or principal when due.

Interest Rate Risks:	Prices of fixed-income securities rise and fall in response to interest rate changes.

Risk Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.

Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.

Prepayment Risks:

The relative volatility of mortgage backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

Currency Risks:	Exchange rates for currencies fluctuate daily.

Liquidity Risks:	The possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants.

Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.

Risks of Foreign Investing:	Political, social, currency-rate fluctuations and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.

Exchange-Traded Funds Risks:

ETFs may be subject to the following risks that do not apply to conventional mutual funds:

•      the market price of an ETF’s shares may trade above or below their net asset value;

•      an active trading market for an ETF’s shares may not develop or be maintained; or

•      trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” on page 23 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 10.68% (quarter ended June 30, 2003). Its lowest quarterly return was (11.46)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown.  After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes.  After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs, such as IRA or 401(k) plans.

For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
WesMark Balanced Fund
Returns Before Taxes	19.65%	3.05%	1.73%
Returns After Taxes on Distributions	19.18%	2.41%	0.80%
Returns after Taxes on Distributions and Sale of Fund Shares	12.98%	2.32%	1.01%
S&P 500 Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	26.47%	0.42%	(0.95)%
Barclays Capital Intermediate U. S. Government/Credit Index (“BCIGCI”) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	5.24%	4.66%	5.93%
Balanced Composite Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	17.98%	2.12%	1.80%
Lipper Balanced Funds Average (“LBFA”)	23.40%	2.03%	2.22%
Barclays Capital U.S. Government/Credit Total Index (“BCGCT”) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	4.52%	4.71%	6.34%

The information provided for LBFA shows how the Fund’s performance compares with the returns of indices of funds with similar investment objectives.

The Balanced Composite Index is comprised of a combination of 60% of S&P 500 Index and 40% of BCIGCI.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc. which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

David B. Ellwood, Senior Vice President of the Adviser, and Jerome B. Schmitt, Executive Vice President of the Adviser, have been co-portfolio managers of the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, c/o WesBanco Bank, Inc., One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com.  If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly.  The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500.

Tax Information

Dividends of the Fund, if any, are declared and paid quarterly.  The Fund pays any capital gains at least annually.  The Fund’s distributions are expected to be taxed as ordinary income and capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

WESMARK GOVERNMENT BOND FUND

Investment Objective

The WesMark Government Bond Fund (the “Fund”) seeks to achieve high current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.47%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.07%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,304

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing primarily in U.S. government securities. U.S. government securities include U.S. Treasury securities as well as securities of U.S. government sponsored entities, (“GSEs”). The Fund’s portfolio may also include investment-grade corporate debt securities and certain taxable securities issued by municipal entities such as Build America Bonds.

Certain GSE securities may not be backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Adviser may invest in collateralized mortgage obligations (“CMOs”) in addition to mortgage-backed securities and federal agency notes with various call features in an attempt to take advantage of current and potential yield differentials existing from time to time between these securities in order to increase the Fund’s return.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”), selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in securities with any maturity.

Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” on page 24 of this prospectus.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.

Interest Rate Risk:	Prices of fixed-income securities rise and fall in response to interest rate changes.

Risks Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.

Call Risks:	An issue may redeem a fixed-income security before maturity at a price below its current market price.

Prepayment Risks:	The relative volatility of mortgage–backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

Liquidity Risks:	The possibility that a Fund may not be able to sell a security when it wants.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” on page 24 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and show how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

The Fund changed its investment strategy on May 31, 2006 and the prior performance shown is a result of the prior investment strategy which did not require the Fund to normally invest at least 80% of its assets in U.S. government fixed-income securities. Future results may differ under the new investment strategy.

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 4.46% (quarter ended December 31, 2000). Its lowest quarterly return was (1.94)% (quarter ended June 30, 2004).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown.  After-tax returns are calculated using the highest historical federal marginal income tax rates.  and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investors tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs, such as IRA or 401(k) plans.

For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
WesMark Government Bond Fund
Returns Before Taxes	4.37%	4.31%	5.10%
Returns After Taxes on Distributions	3.07%	2.90%	3.52%
Returns after Taxes on Distributions and Sale of Fund Shares	2.83%	2.85%	3.42%
Barclays Capital U.S. Intermediate Government/Credit Index (“BCIGCI”) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	5.24%	4.66%	5.93%
Lipper Intermediate U.S. Government Funds Average (“LIGFA”)	2.66%	4.16%	5.31%
Lipper Intermediate Investment Grade Debt Funds Average (“LIIGDFA”)	12.89%	3.90%	5.51%

The information provided for LIGFA and LIIGDFA shows how the Fund’s performance compares with the returns of two indices of funds with similar investment objectives.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

Jerome B. Schmitt, Executive Vice President of the Adviser, and David B. Ellwood, Senior Vice President of the Adviser, have been co-portfolio managers of the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, c/o WesBanco Bank, Inc., One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com.  If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly.  The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500.

Tax Information

Dividends of the Fund, if any, are declared daily and paid monthly.  The Fund pays any capital gains at least annually.  The Fund’s distributions are expected to be taxed as ordinary income and capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Investment Objective

The West Virginia Municipal Bond Fund (the “Fund”) seeks to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.57%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	1.08%

(1)          The Adviser has agreed to keep this wavier in place through the later of (the “Termination Date”): (a) February 28, 2011; or (b) the date of the Fund’s next effective Prospectus.  This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in West Virginia Municipal Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$365	$639	$1,421

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing at least 80% of its net assets in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies and authorities, and other issuers (such as possessions or territories of the United States), the interest of which is exempt from federal and West Virginia income tax.  The Fund may invest a portion of its assets in non-West Virginia municipal bonds, if in the judgment of WesBanco Investment Department, a division of WesBanco Bank, Inc. (“the Adviser”), the supply or yield of such securities would be beneficial to the Fund.  For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” on page 24 of this prospectus.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.

Interest Rate Risks:	Prices of fixed-income securities rise and fall in response to interest rate changes.

Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.

Liquidity Risks:	Trading opportunities are more limited for fixed-income securities that are not widely held.

Credit Enhancement Risks:	Downgrading the credit quality of a credit enhancement provider, such as a bank or bond insurer, may adversely affect the Fund.

Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.

Tax Risks:	Changes in federal tax laws may cause the prices of tax-exempt securities to fall.

Diversification Risks:

Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

West Virginia Risks:

The portfolio may comprise securities issued or credit enhanced by issuers located in West Virginia.  West Virginia’s economy is heavily dependent upon certain industries such as coal mining, manufacturing and tourism.  Therefore, any downturn in these and other industries may adversely affect the economy of West Virginia and the issuers located in that state.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” on page 24 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.  Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 4.76% (quarter ended March 31, 2009). Its lowest quarterly return was (2.72)% (quarter ended September 30, 2008).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown.  After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes.  Actual after tax returns depend on an investors tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs such as IRA or 401(k) plans.

For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
WesMark West Virginia Municipal Bond Fund
Return Before Taxes	10.53%	2.90%	4.29%
Return After Taxes on Distributions	10.52%	2.90%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	8.11%	2.95%	4.21%
Barclays Capital Municipal Bond 5 Year Total Return Index (“BCMSI”) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	7.40%	4.50%	5.24%
Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”)	10.75%	3.39%	4.60%

The information provided for LIMDFA shows how the Fund’s performance compares with the return and an index of funds with similar investment objectives.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

Steven Kellas, Vice President of the Adviser, and Jerome B. Schmitt, Executive Vice President of the Adviser, have been portfolio managers of the Fund since 2006 and 1997 (Fund inception), respectively.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, c/o WesBanco Bank, Inc., One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com.  If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly.  The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500.

Tax Information

Dividends of the Fund, if any, are declared daily and paid monthly. It is anticipated that the Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be exempt.  The Fund pays any capital gains at least annually.

The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from West Virginia taxes as well. However, some of the Fund’s income may be subject to federal alternative minimum tax, state and/or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS INVESTMENT STRATEGIES AND RISKS

WESMARK SMALL COMPANY GROWTH FUND

Investment Objective

The Small Company Growth Fund’s (the “Fund”) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Objectives

The Adviser selects stocks of companies which it believes meet certain fundamental and technical standards of selection and that have an above-average potential for appreciation. The Fund will typically invest in companies in market sectors that offer the highest growth potential, which historically have been telecommunication, computer hardware and software, technology, healthcare, and biotechnology. However, the Fund may invest in other sectors if, in the Adviser’s opinion, they offer a better opportunity for growth. The Adviser will select stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distributions, or overall business restructuring. The Adviser’s investment philosophy includes selecting stocks of rapidly growing companies with the expectation that this rapid growth will overcome any deficiencies in either balance sheet strength or high valuation. Opportunities that are identified in more mature industries may also be selected for investment by the Adviser.

The Fund may purchase shares of ETFs or shares of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

The Fund under normal circumstances will invest at least 80% of its net assets in investments in small companies. In creating a diversified portfolio of common stocks of small-sized companies the Adviser will define small companies as companies that do not exceed the market capitalizations of companies in the Russell 2000 or the S&P 600 at the time of purchasing a security.  These indices are unmanaged, broad-based capitalization-weighted indexes representing all major industries in the small-cap sector of the U.S. stock market. As of December 31, 2009, the Russell 2000’s market capitalization range was $22.4 million to $5.6 billion and the S&P 600’s range was $40 million to $2.8 billion. The capitalization ranges of the indexes frequently change as the market value of the stocks that comprise the indexes change or as stocks are added or removed from the indices. If a company is within the capitalization range of an index at the time of investment, but subsequently falls outside the index range, the Fund will not be required to sell such company’s security.

Because the Fund refers to small company investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies.

WESMARK GROWTH FUND

Investment Objective

The Growth Fund’s (the “Fund”) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Objectives

The Fund strives to meet its investment objective by selecting growth-oriented stocks of companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity. These stocks are purchased by the Fund when their price-earnings ratio in relation to market averages such as the Standard & Poor’s 500 Index (“S&P 500”) is within historical ranges. Although a company’s earnings may be continually growing, the Fund may sell such a company if, in the judgment of the Adviser, its stock price is excessively overvalued.

Most often, these companies will be considered as “large-” or “mid-” capitalization companies. The Adviser’s investment approach is based on its conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks.

The Fund may purchase shares of ETFs or of other investments companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

WESMARK BALANCED FUND

Investment Objective

The Balanced Fund’s (the “Fund”) investment objective is to achieve capital appreciation and income.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies

The Fund pursues its investment objectives by investing in a mix of equity, fixed-income and money market investments. The Fund’s portfolio is constructed by the Adviser using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities and the percentage to invest in money market investments based on its view of economic and market conditions. In making this determination, the Fund will stay within a percentage range for equity securities, fixed-income securities and money market instruments. The following table shows the percentage ranges for the Fund:

Equity	Fixed-Income	Money Market
30-70%	30-70%	0-40%

Within the equity allocation, the Adviser anticipates investing primarily in the common stock of domestic companies with large and medium market capitalizations; however the Adviser may also invest in domestic companies with small capitalizations as well as foreign equity securities. The Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for either their growth characteristics or value characteristics, or both. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks.

Within the fixed-income allocation the Adviser anticipates investing primarily in U.S. dollar dominated investment-grade fixed-income securities. Investment-grade securities are securities rated in one of the top four ratings categories by a NRSRO or securities that are unrated but are determined by the Adviser to be of comparable quality. (See “Investment Ratings for Investment-Grade Securities”). Such investment-grade securities include U.S. government agency and treasury securities, investment-grade corporate debt securities, mortgage-backed securities and asset-backed securities. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Within the money market allocation the Adviser anticipates investing in money market funds, repurchase agreements or in short-term, high-quality fixed-income securities issued by banks, corporations and the U.S. government. The Adviser seeks to limit the credit risk taken by the Fund by monitoring the credit condition of portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

The Fund may purchase shares of ETFs or of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

By combining equity securities, fixed-income securities and money market instruments, the Fund seeks to dampen market volatility, while striving to achieve its investment objective.

WESMARK GOVERNMENT BOND FUND

Investment Objective

The Government Bond Fund’s (the “Fund”) investment objective is to achieve high current income consistent with preservation of capital.  The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies

The Fund invests primarily in a portfolio of U.S. government securities. The Fund’s portfolio may also include investment-grade corporate debt securities. The Fund determines whether securities are investment-grade based on credit ratings issued by one or more NRSROs. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

In addition to securities issued by the U.S. Treasury, the Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Adviser may include collateralized mortgage obligations (“CMOs”) in addition to mortgage-backed securities and federal agency notes with various call features in an attempt to take advantage of current and potential yield differentials existing from time to time between these securities in order to increase the Fund’s return.

The Fund may invest in taxable securities issued by municipal entities such as Build America Bonds.  Build America Bands are taxable bonds issued by state and local  governments where, at the election of the state or local government, the U.S. Treasury Department will make a direct payment to the issuer in an amount equal to 35 percent of the interest payment on the Build America Bonds.

The Fund’s investment adviser allocates the portfolio holdings between these types of securities based on its interest rate outlook. The Adviser selects securities with longer or shorter duration, but does not target any specific duration for the Fund, based on its assessment of market conditions by analyzing a variety of factors such as:

•                  Current and expected economic growth and  inflation;

•                  Anticipated Federal Reserve monetary policy;

•                  Trends in the value of the U.S. dollar in foreign exchange markets; and

•                  Changes in the supply of, or demand for, U.S. government securities.

Duration measures the price sensitivity of a portfolio of fixed-income securities to changes in interest rates. The Fund may invest in securities of any maturity.

Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Investment Objective

The West Virginia Municipal Bond Fund’s (the “Fund”) investment objective is to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia. The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund attempts to achieve its investment objective by investing in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies, and authorities, and other issuers (such as possessions or territories of the U.S.), the interest of which is exempt from federal and West Virginia income tax (“West Virginia Municipal Securities”). As a matter of fundamental investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal income tax and the income taxes imposed by the State of West Virginia. For purposes of this policy, the tax-free interest must not be a preference item for purposes of computing the federal alternative minimum tax (“AMT”).

The Adviser may attempt to minimize market volatility by selecting intermediate term securities (securities with an average maturity generally between five and seven years). The Fund will buy and sell securities to take advantage of opportunities to enhance yield. These transactions may generate capital gains (losses) which have different tax treatment than tax-exempt interest income. The Fund may invest a portion of its assets in non-West Virginia municipal bonds if, in the judgment of the Adviser, the supply and yield of such securities would be beneficial to the Fund.

The Fund may not be a suitable investment for retirement plans or for non-West Virginia taxpayers because it invests in West Virginia tax-exempt securities.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Funds Invest?

In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their investment objective. A list of securities in which a Fund may invest on a non-principal basis is located in the Statement of Additional Information (SAI), which is available upon request.

Securities	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	Municipal Bond Fund
Common Stocks	X	X	X
Preferred Stocks			X
Foreign Securities	X	X	X
Treasury Securities			X	X
Agency Securities			X	X
Corporate Debt Securities			X	X
Mortgage-Backed Securities			X	X
Collateralized Mortgage Obligations			X	X
Asset-Backed Securities			X	X
Exchange-Traded Funds	X	X	X
Securities of Investment Companies	X	X	X	X	X
Credit Enhancement					X
Tax-exempt Securities					X
Taxable Municipal Securities			X	X	X
General Obligation Bonds				X	X
Special Revenue Bonds				X	X

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes different types of equity securities.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

•                  its principal office is located in another country; or

•                  the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. A Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes different types of fixed-income securities.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other GSE acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment, credit, and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict, and will vary among pools.

Interest Only (IOs) and Principal Only (POs)
CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Asset-Backed Securities
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities may have credit, interest rate, and prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities known as “Municipal Securities.” The market categorizes tax-exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

CREDIT ENHANCED SECURITIES

Credit enhancement consists of an arrangement in which a company or municipality agrees to pay amounts due on a corporate or tax-exempt fixed-income security if the issuer defaults. In some cases the company or municipality providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

TAXABLE MUNICIPAL SECURITIES

Although many Municipal Securities are exempt from federal income tax, the Funds may invest in taxable municipal securities, such as Build America Bonds.  Build America Bonds are taxable bonds issued by state and local governments to fund capital projects for which they otherwise could issue tax-exempt bonds.  Issuers of these bonds receive a direct federal subsidy payment for a portion of their borrowing costs equal to 35 percent of the coupon interest paid to investors.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Funds’ custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Exchange-Traded Funds

Certain of the Funds may also invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSRO. For example, Standard and Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the issuer’s ability to pay interest or principal when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

What are the Specific Risks of Investing in the Funds?

The principal risks of investing in the Fund Funds are described below. Additional risks applicable to the Fund are described in the Fund’s SAI, which is available upon request.

Risks	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
Stock Market Risks	X	X	X
Credit Risks			X	X	X
Interest Rate Risks			X	X	X
Risks Related to Investing for Value			X
Risks Related to Investing for Growth	X	X	X
Risks Related to Company Size	X		X
Risks Related to Complex CMOs			X	X
Call Risks			X	X	X
Prepayment Risks			X	X
Liquidity Risks	X	X	X	X	X
Credit Enhancement Risks					X
Sector Risks	X	X	X		X
Risks of Foreign Investing	X	X	X
Currency Risks	X	X	X
Tax Risks					X
Diversification Risks					X
Exchange-Traded Funds Risks	X	X	X
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers	X	X	X
West Virginia Sector Risks					X

STOCK MARKET RISKS

•                  The value of equity securities will rise and fall, and these fluctuations could be a sustained trend or a drastic movement. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

•                  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

CREDIT RISKS

•                  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

•                  Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

•                  Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

•                  Credit risk includes the possibility that a party to a transaction (such as a repurchase agreement) involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

•                  Prices of fixed-income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

•                  Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO INVESTING FOR VALUE

•                  Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO INVESTING FOR GROWTH

•                  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

•                  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

•                  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

RISKS RELATED TO COMPLEX CMOS

•                  CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

CALL RISKS

•                  Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

•                  If a fixed-income security is called, a Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS

•                  Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities with higher interest rates. Conversely, prepayments due to refinancing decrease when mortgage rates increase. This extends the life of mortgage-backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage-backed securities, or decreases in prepayments of lower interest rate mortgage-backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed-income securities with comparable credit risks.

LIQUIDITY RISKS

•                  Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms or are not widely held.

•                  These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

•      Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

CREDIT ENHANCEMENT RISKS

•      The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance).  If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.  Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider.  Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

SECTOR RISKS

•      Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

•      Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

•      Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

•      Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

•      Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

•      Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

TAX RISKS

•      In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

•      Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

DIVERSIFICATION RISKS

•      Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the West Virginia Municipal Bond Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the West Virginia Municipal Bond Fund’s share price and performance.

EXCHANGE-TRADED FUNDS RISKS

•      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

•      Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

WEST VIRGINIA SECTOR RISKS

•      Because the Municipal Bond Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states. West Virginia’s economy is heavily dependent upon certain industries, such as coal mining, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state. See the Funds’ SAI for more information on West Virginia Sector Risk.

SHAREHOLDER INFORMATION

What Do Shares Cost?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (“NYSE”) and Federal Reserve wire system are open. When a Fund receives your transaction request in proper form, (as described in this prospectus), it is processed at the next determined net asset value (“NAV”). From time to time a Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of a Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Funds generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Funds generally value fixed-income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board of Trustees (the “Board”). The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Minimum Initial Investment

The required minimum initial investment in each Fund is $1,000, unless the investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in each Fund must be in amounts of at least $100. These minimums may be waived for purchases by the Trust Division of WesBanco for its fiduciary or custodial accounts and WesBanco employees and members of their immediate families. A Fund may waive the initial minimum investment from time to time.

An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Trust. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How Are The Funds Sold?

The Funds distributor, ALPS Distributors, Inc. (“Distributor”) markets the Shares described in this prospectus to customers of WesBanco, Inc. and its affiliates and institutions or individuals, directly from a Fund or through investment professionals. Under the Distributor’s Contract with the Funds’, the Distributor offers Shares on a continuous, best-efforts basis.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank, investment adviser or third party administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and you salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Service Fees

The Funds may pay fees not to exceed 0.25% of average daily net assets (Service Fees) to investment professionals or WesBanco, for providing services to shareholders and maintaining shareholder accounts. WesBanco may select others to perform these services for their customers and may pay them fees.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Additional Payments to Financial Institutions

The Adviser or its affiliates may pay out of its own resources amounts (including items of material value) to certain financial institutions, such as broker-dealers, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds. These payments are negotiated and may be based on such factors as the number or value of Shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution. These payments may be in addition to payments made by the Funds to the financial institution under a Service Fee or Recordkeeping Fee arrangement. You can ask your financial institution for information about any payments it receives from the Adviser, Distributor or the Funds and any services provided.

How to Purchase Shares

You may purchase Shares directly from the Funds by calling WesMark Funds Shareholder Services at 1-800-864-1013, through WesBanco Securities, Inc. or through an investment professional. The Funds reserve the right to reject any request to purchase or exchange Shares.

Directly From A Fund

You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor. Not all Funds may be available for purchase in your state of residence. Please check with your financial intermediary to ensure your eligibility to purchase a Fund.

To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft payable to WesMark Funds in the minimum amounts described above, along with a completed and signed Account Application, to:

WesMark Funds Shareholder Services

WesBanco Bank, Inc.

One Bank Plaza, Fourth Floor

Wheeling, WV 26003

To obtain an Account Application, call 1-(800) 864-1013 or download one from www.wesmarkfunds.com.  A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

Make your check payable to “WesMark Funds” and note your account number on the check (for existing shareholders only).  To invest via Federal Reserve Wire, please contact the Funds at 1-(800) 864-1013 for instructions.

Payment should be made in U.S. dollars and drawn on a U.S. bank. A Fund may reject any purchase request involving a check that is not made payable to the WesMark Funds (including, but not limited to, requests to purchase shares using third-party checks), or involving temporary checks, money orders, home equity line of credit checks or credit card checks.

You will become the owner of shares and your shares will be priced at the next calculated NAV after a Fund receives your payment. If your check does not clear, your purchase will be canceled, and you could be liable for any losses or fees a Fund or its transfer agent incurs.

After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds. To purchase shares directly by mail, send your instruction and a check to the Funds at the address above.

Via Internet

You also can make subsequent purchases through the Internet. To do so, you must be an existing shareholder of a Fund and your account must be bank ACH active. You may initially open an account with the Funds via the Internet. To purchase Fund shares online, you must select this option on the Account Application. You can establish a user ID and password at www.wesmarkfunds.com by selecting Account Login. If you have questions or problems accessing your account, contact the Funds at 1-(800) 864-1013.

Automatic Investment Plan

The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. The minimum initial investment amount is $1000 ($500 for IRAs) and minimum subsequent investments are $100 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next business day if the 20th is not a business day. Please call 1-(800) 864-1013 if you would like more information.

Exchange

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call 1-(800) 864-1013 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.

By Automated Clearing House (ACH)

Once you have opened an account, you may purchase additional shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the Account Application or an ACH Authorization Form.  All account owners must sign the application or ACH authorization form and signatures must be Signature Guaranteed.

Retirement Investments

You may purchase shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call the Funds or your investment professional for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. Retirement accounts may be subject to an annual administrative fee.

Through WesBanco Securities, Inc. (“WSI”)

Shares can be purchased through WSI, by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your purchase order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to a Fund on the same day and a Fund receives payment within three business days. You will become the owner of Shares and receive dividends at the next calculated NAV after the Fund receives your payment.

WSI is an affiliate of the Advisor as they are under common control by WesBanco, Inc.  WSI has entered into a selling agreement with Distributor to transact business in the Funds.

Through an Investment Professional or Brokerage Account

You may purchases shares through an investment professional or brokerage account by submitting your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends at the next calculated NAV after the Fund receives your payment.

Investment professionals should be party to a selling agreement with the Distributor. Contact a Shareholder Service Representative for instructions at 1-(800) 864-1013.

How to Redeem or Exchange Shares

You may redeem or exchange shares directly from a Fund or through your investment professional.

Redeem Directly From A Fund

By Telephone

You may redeem or exchange shares by calling your account officer or WesMark Funds Shareholder Services at
1-800-864-1013 once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange shares by mailing a written request to a Fund.  You will receive a redemption amount based on the next calculated NAV after a Fund receives your written request in proper form.

Send requests by mail to:

WesMark Funds Shareholder Services

WesBanco Bank, Inc.

One Bank Plaza, Fourth Floor

Wheeling, WV 26003

All requests must include:

•      Fund Name, account number and account registration;

•      Amount to be redeemed or exchanged;

•      Signatures of all shareholders exactly as registered; and

•      If exchanging, the Fund Name, account number and account registration into which you are exchanging.

Call the Fund or your investment professional if you need special instructions.

Via Internet

You may also redeem your shares via the Internet.  To do so, you must have selected this option on your Account Application.  Redemption proceeds will be sent to the address of record on the account or may be sent via ACH to the bank of record on the account.  If you have questions or problems accessing your account, contact the Funds at 1 - (800) 864-1013.

Through WesBanco Securities, Inc. (“WSI”)

Shares can be redeemed or exchanged through WSI by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your redemption or exchange order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from the investment professional.

Through an Investment Professional of Brokerage Account

Submit your redemption or exchange request to your investment professional or through your brokerage account by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from your investment professional. Keep in mind that investment professionals may charge you fees for their services in connection with your share transactions.

Signature Guarantees

Your signature must be guaranteed by a financial institution which is a participant in a Medallion Signature Guarantee (“Signature Guarantee”) program if:

•      Your redemption will be sent to an address other than the address of record;

•      Your redemption will be sent to an address of record that was changed within the last 30 days;

•      Your redemption is payable to someone other than the shareholder(s) of record; or

•      You are exchanging (transferring) into another fund with a different shareholder registration.

A Signature Guarantee is designed to protect your account from fraud. Obtain a Signature Guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a Signature Guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record unless you have elected to establish other instructions. The following payment options are available if you complete the appropriate section of the Account Application or ACH Authorization Form, or provide written authorization signed by all account owners. These payment options require a Signature Guarantee if they were not established when the account was opened:

•      ACH Transfer - An electronic transfer to your account at a financial institution that is an ACH member. Payment is usually received within two to three days; or

•      Wire Payment — Redemption proceeds are wired to your account at a domestic commercial bank that is a Federal Reserve System member. Any wiring fees will be deducted from your proceeds.

Redemption in Kind

Although the Funds intend to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•      To allow your purchase to clear (as discussed below);

•      During periods of market volatility;

•      When a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•      During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Fund shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•      When the NYSE is closed, other than customary weekend and holiday closings;

•      When trading on the NYSE is restricted, as determined by the SEC; or

•      In which an emergency exists, as determined by the SEC, so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from a Fund, including checks that are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

All redemptions from retirement accounts must be requested in writing, and must be Signature Guaranteed.  In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGES

You may exchange Shares of a Fund into Shares of another WesMark Fund. To do this, you must:

•      Ensure that the account registrations are identical;

•      Meet any minimum initial investment requirements; and

•      Receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

A Fund may modify or terminate the exchange privilege at any time. In addition, a Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Funds’ frequent trading policies. See “Frequent Trading Policies” below.

SYSTEMATIC WITHDRAWAL/ EXCHANGE PROGRAM

Complete the appropriate section of the Account Application or an Account Service Options Form or contact your investment professional or the Fund. Your account value must be $10,000. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Online Account Access

Shareholders can opt to access their account information online. You must select this option on your account application or call 1-(800) 864-1013 to register. To set up online access, go to www.wesmarkfunds.com, select Account Login and obtain a user ID and password. If you have questions, or problems accessing your account, contact the Funds at 1-(800) 864-1013.

Telephone Transactions

The Funds may record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds do not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online.  Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-(800) 864-1013 or visit www.wesmarkfunds.com.

DIVIDENDS AND CAPITAL GAINS

Dividends, if any, are paid to all shareholders who own a Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to be entitled to a dividend.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you purchase shares just before a Fund record date for a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before a Fund record date for a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

Under the Federal securities laws, the Funds are required to provide a special notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income determined according to Generally Accepted Accounting Principles. In addition, important information regarding a Fund’s distributions, if applicable, is available in the “Recent Information” section of the Funds’ Home Page at the website www.wesmarkfunds.com. To access this information from the “Recent Information” section of the website, click on the link for “Tax Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,000 or $500 for IRA accounts. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are ordinarily taxable to you whether paid in cash or reinvested in a Fund.  However, the dividend income earned from the West Virginia Municipal Bond Fund generally remains free from federal income taxes and is often free from West Virginia state taxes.  Dividends are taxable as ordinary income; capital gains are classified as long-term or short-term depending upon the length of time a Fund holds its assets.  Consult your tax adviser for your specific tax liability.

Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of a Fund can have adverse consequences for a Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring the Fund to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by a Fund.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ Shares. Trading in the Funds’ Shares is monitored in an effort to identify disruptive trading activity. Trades into and out of the Funds are monitored within a period of 30 days or less and in certain cases within a period of 90 days or less. If, based upon the monitoring, a shareholder is deemed to have engaged in potentially disruptive frequent or short term trading of the Funds’ shares then the shareholder will receive a letter to that effect and may be precluded from making further purchases or exchanges of the Funds’ shares. No matter how the Fund defines its limits on frequent trading of the Funds Shares, other purchases and sales of the Funds’ Shares may have adverse effects on the management of a Fund’s portfolio and its performance.

It is anticipated that a significant number of shares of the WesMark Funds will be held by accounts established with WesBanco Trust and Investment Services (WTIS). Purchase and sale decisions in such accounts are primarily made by investment officers of WTIS. Such accounts will be monitored and any instances of disruptive frequent or short term trading will be researched and addressed with management of WTIS.

The Funds’ objective is that its restrictions on short- term trading should apply to all shareholders regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than certain short term and U.S. Government securities and mutual fund shares (other than the WesMark Funds).

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to the SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Executive Vice President of the Adviser and of the Chief Compliance Officer of the Funds. The Executive Vice President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must agree that it will safeguard the confidentiality of the information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

The Funds’ annual and semiannual reports, which contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, may be accessed by calling 1-800-864-1013 or on the internet at www.wesmarkfunds.com, then click on “Recent Information” and select the appropriate document. Complete listings of the Funds’ portfolio holdings as of the end of the Funds’ first and third fiscal quarters may be accessed by calling 1-800-864-1013 or on WesMark’s website at www.wesmarkfunds.com, click on “Recent Information” and select the appropriate document. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Additionally, summary portfolio for each calendar quarter is posted on the Funds’ website within 30 days (or the next business day) after the end of the calendar quarter. The summary portfolio composition information may include identification of a Fund’s top ten holdings, a percentage breakdown of the portfolio by sector, maturity range or credit quality. To access this information on the Funds’ website, locate the “Recent Information” section, then click on “Fact Sheets,” and click on the Fund name.

Who Manages The Funds?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, WesBanco Investment Department. The Adviser manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is One Bank Plaza, Wheeling, WV 26003.

Adviser’s Background

The Adviser is a division of WesBanco Bank, Inc. which is a wholly owned subsidiary of WesBanco, Inc. (“Corporation”), a registered bank holding company headquartered in Wheeling, WV. The Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses in West Virginia, Pennsylvania and Ohio. The Adviser is a division of a state chartered bank, which offers financial services that include commercial and consumer loans, corporate, institutional and personal trust services, and demand and time deposit accounts. The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The staff manages the bond portfolios for the Corporation that includes government, corporate, mortgage and municipal securities. Persons affiliated with the Adviser provide investment management services to customers of WesBanco Trust and Investment Services. The total assets of WesBanco Trust and Investment Services are valued at approximately $2.7 billion as of December 31, 2009.

Advisory Fees

The Adviser receives an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets at the following rates: 0.75% of the Small Company Growth Fund, Growth Fund and Balanced Fund, and 0.60% of the Government Bond Fund and West Virginia Municipal Bond Fund. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

For fiscal year ended December 31, 2009, the Adviser voluntarily waived or reimbursed a portion of each Fund’s management fees.  The Adviser can terminate this voluntary waiver and reimbursement at any time.

Portfolio Managers

Jerome B. Schmitt

Jerome B. Schmitt has been co-portfolio manager of the Funds since their inception and a principal of the Adviser since its inception in 2001. He has been employed by WesBanco Bank since 1972, serving as Senior Vice President of WesBanco Trust and Investment Services from 1991 to 1996, and as Executive Vice President of Trust and Investment Services since June 1996. Mr. Schmitt is responsible for the activities of WesBanco Investment Department, a registered investment adviser, and Adviser to the Funds. He is also responsible for supervising the activities of the Trust and Investment Services department for WesBanco Bank. Mr. Schmitt is a Chartered Financial Analyst and received his M.A. in Economics from Ohio University.

David B. Ellwood

David B. Ellwood has been co-portfolio manager of the Funds since their inception and a principal of the Adviser since its inception in 2001. He has been employed by WesBanco Bank since 1982, serving as Senior Vice President — Investments since May 2000. Mr. Ellwood is engaged in portfolio management and investment research for the Funds. He is also responsible for supervising all investment activities for the Trust and Investment Services department of WesBanco Bank. Mr. Ellwood is a Chartered Financial Analyst, and received a B.S. degree in Business Administration from Wheeling Jesuit University.

Steven Kellas

Steven Kellas has been a co-portfolio manager of the WesMark West Virginia Municipal Bond Fund since September 2006. Mr. Kellas is Vice President of WesBanco Trust and Investment Services. He has been employed by WesBanco Bank since 1989. Mr. Kellas is a Chartered Financial Analyst, and received a B.S. degree in Business Administration from West Liberty State College and an M.B.A. degree from Wheeling Jesuit College.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Funds’ financial performance for their past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and capital gains.  The Funds changed their fiscal year from January 31 to December 31.  The information for the fiscal years ended January 31, 2007, January 31, 2008, January 31, 2009 and December 31, 2009 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report. Information for prior years was audited by Deloitte & Touche LLP, another independent registered public accounting firm.

Year Ended January 31,	Net Asset Value Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Ratios to Average Net Assets
									Net Asset Value, End of Period	Total Return(a)	Net Expenses		Net Investment Income/ (Loss)		Expense Waiver/ Reimbursement (b)		Net Asset Value End of Period (000 omitted)	Portfolio Turnover Rate
WESMARK SMALL COMPANY GROWTH FUND
2005	$7.48	(0.06	)(c)	(0.23)	(0.29)	—	—	—	$7.19	(3.88)%	1.62%		(0.89)%		0.38%		$21,532	62%
2006	$7.19	(0.06	)(c)	1.83	1.77	—	—	—	$8.96	24.62%	1.59%		(0.83)%		0.28%		$30,492	84%
2007(d)	$8.96	—		0.41	0.41	—	—	—	$9.37	4.58%	1.40%		(0.17)%		0.19%		$38,897	55%
2008	$9.37	—		(0.18)	(0.18)	—	(0.31)	(0.31)	$8.88	(2.15)%	1.39%		(0.45)%		0.15%		$43,680	78%
2009	$8.88	(0.04	)(c)	(2.77)	(2.81)	—	(0.01)	(0.01)	$6.06	(31.66)%	1.38%		(0.48)%		0.16%		$33,808	84%
2009(e)	$6.06	(0.05)		2.77	2.72	—	(0.02)	(0.02)	$8.76	45.00%	1.42	%(f)	(0.74	)%(f)	0.06	%(f)	$54,127	80%
WESMARK GROWTH FUND
2005	$12.81	0.09		(0.42)	(0.33)	(0.11)	—	(0.11)	$12.37	(2.63)%	1.14%		0.71%		0.11%		$249,647	51%
2006	$12.37	0.01		1.48	1.49	(0.01)	—	(0.01)	$13.85	12.01%	1.28%		0.08%		0.01%		$269,575	76%
2007(d)	$13.85	0.07		0.67	0.74	(0.05)	(0.70)	(0.75)	$13.84	5.43%	1.24%		0.50%		0.01%		$269,943	83%
2008	$13.84	0.07		0.28	0.35	(0.09)	(1.20)	(1.29)	$12.90	2.22%	1.26%		0.49%		0.01%		$258,407	112%
2009	$12.90	0.07		(4.39)	(4.32)	(0.07)	(0.07)	(0.14)	$8.44	(33.75)%	1.25%		0.64%		0.01%		$173,142	91%
2009(e)	$8.44	0.08		2.88	2.96	(0.08)	—	(0.08)	$11.32	35.18%	1.24	%(f)	0.88	%(f)	0.00	%(f)(g)	$230,006	58%
WESMARK BALANCED FUND
2005	$9.10	0.18		(0.23)	(0.05)	(0.18)	—	(0.18)	$8.87	(0.53)%	1.26%		1.95%		0.12%		$57,523	38%
2006	$8.87	0.11		0.60	0.71	(0.11)	—	(0.11)	$9.47	8.11%	1.45%		1.28%		0.03%		$53,524	76%
2007(d)	$9.47	0.14		0.50	0.64	(0.14)	—	(0.14)	$9.97	6.85%	1.40%		1.51%		0.03%		$55,373	63%

2008	$9.97	0.16	0.26	0.42	(0.16)	(0.15)	(0.31)	$10.08	4.19%	1.41%		1.54%		0.02%		$55,969	85%
2009	$10.08	0.16	(2.22)	(2.06)	(0.16)	(0.28)	(0.44)	$7.58	(21.23)%	1.44%		1.74%		0.10%		$42,318	52%
2009(e)	$7.58	0.14	1.72	1.86	(0.13)	—	(0.13)	$9.31	24.81%	1.43	%(f)	1.82	%(f)	0.01	%(f)	$51,434	35%
WESMARK GOVERNMENT BOND FUND
2005	$10.03	0.34	(0.08)	0.26	(0.33)	(0.01)	(0.34)	$9.95	2.68%	0.99%		3.38%		0.11%		$190,125	58%
2006	$9.95	0.33	(0.24)	0.09	(0.33)	(0.01)	(0.34)	$9.70	0.98%	1.11%		3.40%		0.01%		$192,435	99%
2007(d)	$9.70	0.40	(0.03)	0.37	(0.40)	—	(0.40)	$9.67	3.91%	1.10%		4.17%		0.01%		$192,918	70%
2008	$9.67	0.42	0.30	0.72	(0.42)	—	(0.42)	$9.97	7.68%	1.10%		4.34%		0.01%		$200,422	35%
2009	$9.97	0.41	0.05	0.46	(0.42)	—	(0.42)	$10.01	4.70%	1.11%		4.19%		0.01%		$204,748	24%
2009(e)	$10.01	0.32	0.09	0.41	(0.33)	—	(0.33)	$10.09	4.13%	1.07	%(f)	3.46	%(f)	0.00	%(f)(g)	$238,343	42%
WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
2005	$10.63	0.31	(0.01)	0.30	(0.31)	(0.05)	(0.36)	$10.57	2.97%	0.99%		2.99%		0.20%		$74,696	22%
2006	$10.57	0.32	(0.18)	0.14	(0.32)	(0.01)	(0.33)	$10.38	1.30%	1.13%		3.07%		0.10%		$72,825	19%
2007(d)	$10.38	0.34	(0.03)	0.31	(0.34)	—	(0.34)	$10.35	3.05%	1.11%		3.32%		0.10%		$69,954	10%
2008	$10.35	0.34	0.04	0.38	(0.34)	—	(0.34)	$10.39	3.78%	1.14%		3.35%		0.10%		$70,709	6%
2009	$10.39	0.35	(0.37)	(0.02)	(0.35)	—	(0.35)	$10.02	(0.12)%	1.12%		3.50%		0.10%		$77,436	16%
2009(e)	$10.02	0.32	0.29	0.61	(0.32)	—	(0.32)	$10.31	6.13%	1.07	%(f)	3.41	%(f)	0.10	%(f)	$85,600	7%

(a)       Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.

(b)       This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

(c)        Per share numbers have been calculated using the average shares method.

(d)       Beginning with the year ended January 31, 2007, the Funds were audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.

(e)        Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31. The period ended December 31, 2009, as presented above, represents February 1, 2009 through December 31, 2009.

(f)           Ratios for periods of less than a year are annualized.

(g)         Less than 0.005%.

A Statement of Additional Information (SAI) dated February 24, 2010 is incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Funds at 1-800-864-1013. You can obtain information about the Funds (including the SAI) by writing to or visiting the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may also access fund information from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

WesMark Funds
One Bank Plaza
Wheeling, WV 26003

ALPS Distributors, Inc., Distributor

Investment Company Act File No. 811-7925

[Logo of WesBanco]

Wesmark Small Company Growth Fund (WMKSX)

Cusip 951025501

Wesmark Growth Fund (WMKGX)

Cusip 951025204

Wesmark Balanced Fund (WMBLX)

Cusip 951025303

Wesmark Government Bond Fund (WMBDX)
Cusip 951025402

Wesmark West Virginia Municipal Bond Fund (WMKMX)
Cusip 951025105

February 25, 2010